                              WM VARIABLE TRUST
                        1201 Third Avenue, 22nd Floor
                          Seattle, Washington 98101

                      Supplement Dated June 23, 2000 to
                        Prospectus Dated March 1, 2000

1. EQUITY INCOME FUND (FORMERLY, BOND & STOCK FUND).
   -------------------------------------------------
Effective on August 1, 2000, the name of the Bond & Stock Fund will change to the "Equity Income Fund," and the information relating to the Fund contained under the heading "Risk/Return Summary -- Bond & Stock Fund" will be replaced with the following:

OBJECTIVE -- This Fund seeks to provide a relatively high level of current income while achieving long-term growth of income and capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS -- The Fund invests primarily in dividend-paying common and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. Government securities, American depository receipts (ADRs) and European depository receipts (EDRs), mortgage-backed securities (including collateralized mortgage obligations), repurchase agreements and real estate investment trusts (REITs).

In selecting investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.

Among the risks of investing in the Fund are:

    o Market Risk      o Derivatives Risk          o Management Risk
    o Credit Risk      o Liquidity Risk            o Smaller Company Risk
    o Currency Risk    o Foreign Investment Risk

2. PORTFOLIOS.
   -----------
Effective on August 1, 2000, each of the Portfolios may invest in the Equity Income Fund to the same extent that it may invest in each of the other Equity Funds.

3. CONSERVATIVE BALANCED PORTFOLIO (FORMERLY, INCOME PORTFOLIO).
   -------------------------------------------------------------
Effective on August 1, 2000, the name of the Income Portfolio will change to the "Conservative Balanced Portfolio," and the information relating to the Portfolio contained under the heading "Risk/Return Summary -- Income Portfolio" will be replaced with the following:

OBJECTIVE -- This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer the potential for a medium to high level of income and the potential for a low to medium level of capital growth with a medium level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS -- All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio invests between 40% and 80% of its net assets in a combination of the Short Term Income, U.S. Government Securities, Income and Money Market Funds and the WM High Yield Fund, and between 20% and 60% of its net assets in the Equity Funds.

The Portfolio may invest up to 40% of its assets in each of the Money Market, Short Term Income, U.S. Government Securities and Income Funds and up to 30% of its net assets in the WM High Yield Fund. It may also invest up to 30% of its assets in each of the Growth & Income, Equity Income, Growth Fund of the Northwest, Growth, Mid Cap Stock, Small Cap Stock and International Growth Funds.

The Portfolio may also invest in U.S. Government securities, short-term debt rated A or higher, commercial paper (including master notes and bank obligations), repurchase agreements and strategic transactions such as futures contracts and options.

The Portfolio shares the principal risks of each of the Funds it invests in, as well as Portfolio Risk.

                 THIS SUPPLEMENT SHOULD BE RETAINED WITH THE
                       PROSPECTUS FOR FUTURE REFERENCE